Exhibit 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ William B. Harrison, Jr.
                              --------------------------------------------------
                              William B. Harrison, Jr.

                              Director, Chairman of the Board and Chief
                                Executive Officer
                                (Principal Executive Officer)

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ James Dimon
                              --------------------------------------------------
                              James Dimon

                              Director, President and Chief Operating Officer

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ Hans W. Becherer
                              --------------------------------------------------
                              Hans W. Becherer

                              Director

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ John H. Biggs
                              --------------------------------------------------
                              John H. Biggs

                              Director

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ Lawrence A. Bossidy
                              --------------------------------------------------
                              Lawrence A. Bossidy

                              Director

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ Stephen B. Burke
                              --------------------------------------------------
                              Stephen B. Burke

                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ James S. Crown
                              --------------------------------------------------
                              James S. Crown

                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ Ellen V. Futter
                              --------------------------------------------------
                              Ellen V. Futter

                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ William H. Gray, III
                              --------------------------------------------------
                              William H. Gray, III

                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ Laban P. Jackson, Jr.
                              --------------------------------------------------
                              Laban P. Jackson, Jr.

                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ John W. Kessler
                              --------------------------------------------------
                              John W. Kessler

                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ Robert I. Lipp
                              --------------------------------------------------
                              Robert I. Lipp

                              Director

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ Richard A. Manoogian
                              --------------------------------------------------
                              Richard A. Manoogian

                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ David C. Novak
                              --------------------------------------------------
                              David C. Novak

                              Director

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ Lee R. Raymond
                              --------------------------------------------------
                              Lee R. Raymond

                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ William C. Weldon
                              --------------------------------------------------
                              William C. Weldon

                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ Michael J. Cavanagh
                              --------------------------------------------------
                              Michael J. Cavanagh

                              Executive Vice President and Chief Financial
                                Officer
                                (Principal Financial Officer)

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 18, 2005 and on September 20, 2005, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of securities of the Corporation, including without limitation, (i) debt obligations of the Corporation registered under the Act; (ii) debt obligations of the Corporation not registered under the Act; (iii) debt obligations of one or more offshore or domestic bank and non bank subsidiaries of the Corporation that are guaranteed by the Corporation; (iv) any securities (or units or combinations of securities) of a special purpose entity that are guaranteed by the Corporation; (v) warrants to purchase any of the foregoing; (vi) warrants of the Corporation to purchase equity securities of the Corporation or depositary shares representing a fraction of a share of such equity securities; (vii) warrants of the Corporation entitling the holder (a) to receive cash determined by reference to an index or indices, or to a currency or currencies, or to an interest rate or rates, or to any financial, economic or other measure or instrument, including the occurrence or non occurrence of any event or condition, or any combination of the foregoing; (b) to purchase or sell securities of any entity other than the Corporation, or a basket of such securities, or to purchase or sell commodities, or any combination of the foregoing; and (viii) units consisting of one or more warrants and debt obligations or any combination of the foregoing (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act or any registration statement that is filed pursuant to Rule 429 under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of September 22, 2005.

                              /s/ Joseph L. Sclafani
                              --------------------------------------------------
                              Joseph L. Sclafani

                              Executive Vice President and Controller
                                (Principal Accounting Officer)